FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reiterates Expectations to Achieve Sequential Increases in, and Record Levels of,
Net Bookings in Fiscal 2026 and 2027

Rockstar Games announces release date for Grand Theft Auto VI of May 26, 2026

Company to report its fourth quarter and Fiscal 2025 results on May 15, 2025

New York, NY – May 2, 2025 – Take-Two Interactive Software, Inc. (NASDAQ: TTWO) today reiterated its expectations that the Company will achieve sequential increases in, and record levels of, Net Bookings in Fiscal 2026 and 2027. In addition, Take-Two's wholly-owned label, Rockstar Games, has announced that Grand Theft Auto VI, which was expected to launch in Fall of 2025, is now planned for release on May 26, 2026, during the Company’s Fiscal Year 2027.

“We support fully Rockstar Games taking additional time to realize their creative vision for Grand Theft Auto VI, which promises to be a groundbreaking, blockbuster entertainment experience that exceeds audience expectations,” said Strauss Zelnick, Chairman and CEO for Take-Two Interactive Software. “While we take the movement of our titles seriously and appreciate the vast and deep global anticipation for Grand Theft Auto VI, we remain steadfast in our commitment to excellence. As we continue to release our phenomenal pipeline, we expect to deliver a multi-year period of growth in our business and enhanced value for our shareholders.”

As announced previously, Take-Two plans to report its financial results for the fourth quarter and Fiscal 2025, after the market close on Thursday, May 15, 2025. The Company plans to hold a conference call to discuss its results at 4:30 p.m. Eastern Time, which can be accessed by dialing 800-715-9871 or (646) 307-1963 (conference ID: 1162777). A live, listen-only webcast and a replay of the call will be available at http://take2games.com/ir.

About Take-Two Interactive Software
Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. The

Company develops, operates, and publishes products principally through Rockstar Games, 2K, and Zynga. Our products are currently designed for console gaming systems, PC, and mobile, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms, and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements
The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to the timely release and significant market acceptance of our games; our combination with Zynga Inc.; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games.
Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #